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                                                                   EXHIBIT 10.24

                                                               EXECUTION VERSION
                                FIFTH AMENDMENT
                       TO REVOLVING CREDIT, TERM LOAN AND
                               GUARANTY AGREEMENT


         FIFTH AMENDMENT, dated as of October 3, 2005 (the "Amendment"), to the REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of February 2, 2005, among R.J. TOWER CORPORATION, a Michigan corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, TOWER AUTOMOTIVE, INC., a Delaware corporation and the parent company of the Borrower (the "Parent"), and the subsidiaries of the Borrower signatory hereto (together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB"), each of the other financial institutions from time to time party hereto (together with JPMCB, the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders.

                             W I T N E S S E T H :

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 2, 2005, as amended by that certain First Amendment to Revolving Credit, Term Loan and Guaranty Agreement, dated as of February
28, 2005, that certain Second Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 28, 2005, that certain Third Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 28, 2005 and that certain Fourth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of April 29, 2005 (as the same may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                 1. As used herein, all terms that are defined in the Credit Agreement (in effect immediately prior to the Effective Date of this Amendment) shall have the same meanings herein.

                 2. Section 6.01 of the Credit Agreement is hereby amended by
(A) deleting the word "and" appearing immediately prior to clause (x) thereof and (B) inserting immediately prior to the period at the end of clause (x) thereof the following new clause (xi):




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                 "; and (xi) Liens on the Borrower's rights to receive any
                 refund of unearned insurance premiums the payment of which is financed by Indebtedness permitted pursuant to Section 6.03(xiii) (and any loss payments under the insurance policy or policies the premiums in respect of which are so financed) granted in order to secure the Borrower's obligations in respect of such Indebtedness".

                 3. Section 6.03 of the Credit Agreement is hereby amended by
(A) deleting the word "and" appearing immediately prior to clause (xii) thereof and (B) inserting immediately prior to the period at the end of clause (xii) thereof the following new clause (xiii):

                 "; and (xiii) Indebtedness of the Borrower owed to one or more Persons in connection with the financing of insurance premiums in an aggregate amount not to exceed $6,000,000 at any one time outstanding".

                 4. The "provided" clause appearing in Section 6.04 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "provided that if the amount of the actual Capital Expenditures that are made during any fiscal quarter is less than such amount set forth below, the unused portion thereof may be carried forward to and made during any subsequent fiscal quarter;"

                 5. Other than the amendments set forth in Sections 2 and 3 of this Amendment, this Amendment shall become effective on the date (the "Effective Date") on which this Amendment shall have been executed by the Borrower, the Guarantors, the Required Lenders and the Agent, and the Agent shall have received evidence reasonably satisfactory to it of such execution.

                 6. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

                 7. The Borrower agrees that its obligations set forth in
Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel to the Agent.

                 8. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                 9. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be an original and all of



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which, when taken together, shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

                 10. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



                           [SIGNATURE PAGES TO FOLLOW]




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.


                            BORROWER:

                            R.J. TOWER CORPORATION


                            By:  /s/James Mallak
                                 ----------------------------------
                                 Name:   James Mallak
                                 Title:  Treasurer


                            GUARANTORS:

                            Algoods, USA, Inc.
                            Tower Automotive, Inc.
                            Tower Automotive Bardstown, Inc.
                            Tower Automotive Bowling Green, LLC
                            Tower Automotive Chicago, LLC
                            Tower Automotive Finance, Inc.
        `                   Tower Automotive Granite City, LLC
                            Tower Automotive Granite City Services, LLC
                            Tower Automotive International Holdings, Inc.
                            Tower Automotive International Yorozu Holdings, Inc. Tower Automotive International, Inc.
                            Tower Automotive Lansing, LLC
                            Tower Automotive Michigan, LLC
                            Tower Automotive Milwaukee, LLC
                            Tower Automotive Plymouth, Inc.
                            Tower Automotive Products Company, Inc.
                            Tower Automotive Receivables Company, Inc.
                            Tower Automotive Services and Technology, LLC
                            Tower Automotive Technology, Inc.
                            Tower Automotive Technology Products, Inc.
                            Tower Automotive Tool, LLC
                            Tower Services, Inc.
                            Trylon Corporation




                            By: /s/ James Mallak
                                --------------------------------
                                Name:  James Mallak
                                Title: CFO & Treasurer

                 SIGNATURE PAGE TO FIFTH AMENDMENT TO REVOLVING
                    CREDIT, TERM LOAN AND GUARANTY AGREEMENT








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                                                    AGENT AND LENDERS:

                                                    JPMORGAN CHASE BANK, N.A.
                                                     Individually and as Agent



                                                    By: /s/ MATTHEW H. MASSIE
                                                        ------------------------
                                                        Name:  MATTHEW H. MASSIE
                                                        Title: MANAGING DIRECTOR